“A Forward-Thinking Bank with Strong Risk Management“ Let’s take on tomorrow. Investor Presentation: Q1 2023 April 2023

2 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: The impact of the ongoing pandemic on the U.S. economy and customer behavior, the impact that changes in economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding, the continued success and acceptance of our blockchain payments system; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that effect market interest rates and the money supply; the actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2021, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

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A Forward-Thinking Bank with Strong Risk Management

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Q1'23 Earnings Review	Comfortably beat consensus estimates Net interest margin expected to expand by ~20 basis points during the year
Strength of the Franchise	Diversified and stable deposit base (81% insured[1]) Dramatic increase in non-interest bearing operating deposits in Q1'23 from commercial customers
Strong Liquidity Position	$9.4 billion of immediately available liquidity covers approximately 272% of uninsured deposits[1]
Strengthening Capital Base	Clear path to 11.0%-11.5% CET1 by YE'23 through organic capital generation and balance sheet optimization
Maintaining Superior Credit Quality	70% of loan portfolio and over 95% of net growth over last 6 quarters in low-to-no credit risk verticals[2] 406% Reserves to NPLs at the end of Q1'23
Management Outlook	Optimistic about continued improvement in balance sheet and profitability

1. Adjusted to include affiliate and collateralized deposits
2. Includes multifamily, fund finance, loans to mortgage companies, real estate specialty finance, equipment finance, SBA government guaranteed, tech & venture, FIG, heathcare, mortgages

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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4 Let’s take on tomorrow. © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Our Priorities • With a potential looming recession, we will further moderate growth/shrink and focus on further strengthening our balance sheet while improving capital ratios and margins • We will not deviate from strong risk management principles − Superior credit quality − Focus on interest rate risk management − Maintain robust liquidity − Positive operating leverage

5 Let’s take on tomorrow. 1.0 Q1’23 EARNINGS REVIEW © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Q1’23 (vs. Q4’22) Profitability Balance Sheet Credit 2.96% vs. 2.67% NIM $21.8B +4% Total Assets 0.15% 0 bps NPA Ratio 1.03% vs. 0.55% ROAA $15.1B -5% Total Loans and Leases $32.1M +5% NPLs $17.7B -2% Total Deposits 406% vs. 426% Reserves to NPLs Financial Highlights – GAAP 1. Net income to common shareholders Highlights Diluted EPS $1.55 Net Income1 $50.3M ROCE 16.0% Q1’23

6 Let’s take on tomorrow. 1.0 Q1’23 EARNINGS REVIEW © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Q1’23 (vs. Q4’22) Profitability Balance Sheet Credit 2.80% vs. 2.87% NIM1,2 $21.5B +8% Core Assets1,2 0.15% 0 bps NPA Ratio 0.87% vs. 0.93% Core ROAA ex PPP1,2 $14.8B +0% Total Loans and Leases1,2 $32.1M +5% NPLs 1.53% vs. 1.67% Adjusted PTPP ROAA ex PPP1,2 $17.7B -2% Total Deposits 406% vs. 426% Reserves to NPLs Financial Highlights – Adjusted/Core Highlights Core ROCE1 16.3% Q1’23 (vs. Q4’22) +33% 1. Non-GAAP measure, refer to appendix for reconciliation 2. Ex PPP vs. 12.4% -7% $1.28$1.58 Core EPS1 Core EPS ex PPP1,2 +30% -8% $41.5 M$51.1M Core Earnings1 Core Earnings ex PPP1,2

7 Let’s take on tomorrow. 2.0 STRENGTH OF THE FRANCHISE © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Total Deposits $ billions Significant Non-Interest Bearing Deposit Remix with Industry Leading Insured Deposits of 81% • Total deposits down less than $150 million since 02/28 (0.8% decline) • Spot cost of deposits declined 14 basis points in Q1’23 • $1.6 billion growth in non-interest bearing DDAs in Q1’23 $4.6 $4.7 $3.0 $1.9 $3.5 $5.6 $6.6 $7.1 $8.5 $5.8 $6.2 $5.6 $7.4 $7.8 $8.4 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 $16.4 $16.9 $17.5 $18.2 $17.7 Non-DDA Interest Bearing DDA Non-Interest Bearing DDA Average cost of deposits Insured Deposits1 / Total Deposits percent 86% 81% 62% C U BI Median 73% • CUBI’s insured deposits1 as a percentage of total deposits is 81% - among the highest of regional bank peers2 CUBI (Q1’23) Regional Bank Peers2 (Q1’23) Spot cost of deposits 1. Adjusted to include affiliate and collateralized deposits; similar adjustment made to regional bank peers when publicly disclosed otherwise unadjusted reported figures used 2. Selected 2022 proxy peers as disclosed in appendix 3.09% 3.32% 3.23% 2.73%

2.0 STRENGTH OF THE FRANCHISE

Remix into Floating Rate Low-to-No Credit Risk Loans Has Positioned the Balance Sheet to Perform in Dynamic Environments

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Loans ex PPP – HFI[1]

$ billions

- Increase in remix to low-to-no credit risk loans to 70% in Q1'23 compared to 62% in Q1'22
- Over 95% of net growth in last six quarters in low-to-no credit risk[2] loan verticals


Loan Yield ex PPP
4.43%
4.56%
5.15%
5.86%
6.46%
$11.9
$1.9
$4.9
$5.0
$14.1
$1.9
$5.4
$6.8
$14.2
$1.4
$5.8
$7.0
$14.5
$1.4
$5.9
$7.2
$14.4
$1.3
$5.9
$7.2
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Low-to-no credit risk
62%
67%
70%
70%
70%
Consumer Installment HFI
Community Banking
Corporate & Specialty Banking

Loans ex PPP – HFI[1] / Deposits

percent

- Loan to deposit ratio has been stable around 80% since Q2'22
- Q1'23 loan to deposit ratio of 81% is below the regional bank peer[3] median


103%
Median 89%
81%
67%
CUBI
CUBI (Q1'23)
Regional Bank Peers³ (Q1'23)

1. Non-GAAP measure, refer to appendix for reconciliation
2. Includes multifamily, fund finance, loans to mortgage companies, real estate specialty finance, equipment finance, SBA government guaranteed, tech & venture, FIG, heathcare, mortgages
3. Selected 2022 proxy peers as disclosed in appendix

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

8

2.0 STRENGTH OF THE FRANCHISE

Payroll Protection Program Was a Huge Success

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PPP Loans
$ millions


$998
$246
-$752
Q4'22
Q1'23

- PPP program nearly complete with a $750 million reduction in loans outstanding in Q1'23
- By the end of Q2'23, we are projecting that ~$100 million of PPP loans will repay over their ~4 year maturity
- $22 million in deferred fee income recognized in Q1'23
- CUBI will no longer report financial metrics excluding PPP beginning in Q2'23

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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10 Let’s take on tomorrow. 2.0 STRENGTH OF THE FRANCHISE © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Investment Securities – AFS Book yield and duration • Best-in-industry IRR/ALM and bond portfolio management • Securities portfolio generates high spot book yield (4.91%) with the shortest duration (1.5 years) among regional bank peers1 Our Securities Portfolio is Best-Positioned Among All Regional Banks AFS + HTM Unrealized Losses as % of TCE percent 14% 61% C U BI Median 26% 16% • CUBI’s AFS + HTM unrealized losses as % of TCE is one of the lowest among regional bank peers2 0.0 1.0 2.0 3.0 4.0 5.0 6.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 Duration (years) Book yield (%) CUBI CUBI (Q1’23) Regional Bank Peers1 (Q1’23) CUBI (Q4’22) Regional Bank Peers2 (Q4’22) 1. Selected 2022 proxy peers as disclosed in appendix excluding FNB, Fulton, Sandy Spring (Q1’23 data not available) 2. Selected 2022 proxy peers as disclosed in appendix Median Median

2.0 STRENGTH OF THE FRANCHISE

Net Interest Margin is Expected to Expand Throughout 2023

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Loan ex PPP yield vs. Deposit cost

percent

- Spread between spot loan yield ex PPP and spot deposit cost has widened by 31 basis points in Q1'23 from 3.26% in Q4'22 to 3.57% in Q1'23
- This will lead to NIM expansion while the industry is expected to face deposit cost headwinds



6.49%
6.66%
3.26%
3.57%
3.23%
3.09%
Q4'22
Q1'23
Spot Loan Yield ex PPP
Spot Deposit Cost

NIM ex PPP[1]

percent

- NIM positioned to expand given increasing spread between spot loan yield and spot cost of deposits
- High cash balances[2] negatively impacted NIM by 6 basis points



3.00%+
3.00%
2.87%
2.80%
2.75%
Q4'22
Q1'23
YE'23E
NIM ex PPP

1. Non-GAAP measure, refer to appendix for reconciliation
2. Assuming cash balance of $0.5 billion

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

11

2.0 STRENGTH OF THE FRANCHISE

Best-in-Class Efficiency Through Disciplined Expense Management

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Core Non-Interest Expense[1]

$ millions

- Non-interest expense has grown ~8% over the last 12 months and only ~1% since last quarter



$74
$78
$79
Q1'22
Q4'22
Q1'23

Core Non-Interest Expense[1] / Average Assets

percent

- CUBI's non-interest expense as percent of average assets is best-in-class and the lowest among regional bank peers[2]



1.53%
2.89%
Median 2.07%
CUBI
CUBI (Q1'23)
Regional Bank Peers[2] (Q1'23)

1. Annualized core non-interest expense. Non-GAAP measure, refer to appendix for reconciliation
2. Selected 2022 proxy peers as disclosed in appendix

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

12

3.0 STRONG LIQUIDITY POSITION

Robust Liquidity Position with More Than 2.7x Coverage of Uninsured Deposits is the Highest in the Industry

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Immediately Available Liquidity

$ billions

- No FRB and BTFP borrowings as of end of Q1'23
- 80% increase in immediately available liquidity in Q1'23
- Total liquidity stands at $11.2 billion as of Q1'23



+154%
$9.4
$2.0
$0.9
+$4.2
$6.5
$5.2
$0.5
$2.3
$2.5
$3.7
$0.3
$3.2
$0.2
Q1'22
Q4'22
Q1'23
Cash
FHLB Available Committed Capacity
FRB Available Committed Capacity

Immediately Available Liquidity / Uninsured Deposits[1]

percent

- CUBI's ratio of immediately available liquidity to uninsured deposits[1] of approximately 272% is the highest among regional bank peers[2]



272%
Median 105%
50%
CUBI
CUBI (Q1'23)
Regional Bank Peers² (Q1'23)

1. Adjusted to include affiliate and collateralized deposits; similar adjustment made to regional bank peers when publicly disclosed otherwise unadjusted reported figures used
2. Selected 2022 proxy peers as disclosed in appendix excluding FNB, United Community, WesBanco (Q1'23 data not available)

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

13

14 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Tangible Book Value1 Per share • Tangible book value per share (“TBV”)1 has increased 1.8x compared to a median of 1.1x for regional bank peers2 since Q4’18 • TBV1 increase achieved solely through organic capital generation • TBV1 increased 5% in the last quarter and 9% over the last 12 months, despite AOCI headwinds Consistent Growth in Tangible Book Value 1. Non-GAAP measure, refer to appendix for reconciliation 2. Selected 2022 proxy peers as disclosed in appendix (Q1’23 TBV/Q1’18 TBV) 3. Data as of 12/31 for each year, respectively. Q1’23 as of 03/31/2023 for TBVPS and 04/21/2023 for price AOCI Q4’18 Q4’19 Q4’20 Q4’21 Q4’22 Q1’23 $23.32 $26.17 $27.92 $37.21 $38.97 $5.00 $45.96 14% 4.0 STRENGTHENING CAPITAL BASE Price to tangible book value per share³ 0.7x 0.5x1.9x 0.7x 0.8x 0.9x $40.96

15 Let’s take on tomorrow. 4.0 STRENGTHENING CAPITAL BASE © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED 12.9% 12.6% 12.5% 12.2% 12.3% Q1’22 Q2’22 Q3’22 Q4’22 Q1’231 Total Risk-Based Capital percent 7.3% 6.5% 6.5% 6.3% 6.0% Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 7.2% TCE/TA ex PPP2,3 percent 1. Capital ratios are estimated pending final regulatory report 2. TCE/TA ex PPP negatively impacted by ~80 basis points due to AOCI 3. Non-GAAP measure, refer to appendix for reconciliation 4. Total cash for Q1’23 ($2,047 million) less total cash for Q4’22 ($456 million) Improving Capital Position with Decisive Commitment to Increasing Capital Levels Throughout 2023 AOCI 9.9% 9.7% 9.8% 9.6% 9.6% Q1’22 Q2’22 Q3’22 Q4’22 Q1’231 CET1 Risk-Based Capital percent • Balance sheet optimization achieved by exiting non-strategic credit relationships • Elevated cash balances4 negatively impacted TCE/TA ex PPP2,3 by ~50 basis points Increased Cash Balance4 CET1 Risk-Based Capital percent 9.6% 9.6% Q4’22 Retained Earning Q1’23 Buyback Q1’23 Q1’23 0.8% Organic Capital Generation 0.5% Balance Sheet Optimization 11.0% Q4’23E 0.2% -0.2% 0.8%-1.1% 0.5%-0.8% 11.0-11.5%

5.0 MAINTAINING SUPERIOR CREDIT QUALITY

Credit Quality Remains Strong and Reserves at ~400% of NPLs

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NPLs

$ millions


$44
$28
$28
$31
$32
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

NPAs as Percent of Total Assets

percent


0.23%
0.14%
0.14%
0.15%
0.15%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Commercial NCOs

percent


-0.02%
0.05%
0.22%
0.08%1,3
0.12%
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Consumer NCOs

percent


1.42%
1.61%2,3
1.80%
2.53%
2.48%2,3
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Total NCOs

percent


0.21%
0.30%2,3
0.47%
0.42%1,3
0.47%2,3
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Continue to maintain superior credit quality

- Commercial real estate (ex multifamily) for CUBI is 12% of total loans[4] vs. 31% for regional bank peer[5] median
- Commercial real estate plus multifamily for CUBI is 27% of total loans[4] vs. 35% for regional bank peer[5] median
- Strategic decision to avoid the office sector of commercial real estate
  - Less than 1% of loan book or $165 million in outstanding balances as of Q1'23
  - Average loan size of ~$3 million
  - LTV of 59% and DSCR of 1.81 : 1.00
  - All loans are located in-market on the east coast

1. Excluding PPP related one-time charge-offs of ~$11.0 million in Q4'22 (prior to $7.5 million legal settlement gain and impact of contractual indemnities and recoveries we may receive in future periods)
2. Excludes $2.2 million charge-offs of overdrawn deposit accounts for consumer serviced deposits in Q2'22. Excludes $0.7 million charge-offs of overdrawn deposit accounts for consumer serviced deposits in Q1'23
3. Non-GAAP measure, refer to appendix for reconciliation
4. As of Q4'22 for CUBI and peers
5. Selected 2022 proxy peers as disclosed in appendix

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

16

5.0 MAINTAINING SUPERIOR CREDIT QUALITY

Continue to De-risk the Consumer Installment Portfolio Through Lowering Balances While Increasing Credit Quality

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Consumer Installment HFI

$ billions

- The consumer installment HFI portfolio has declined 33% over the last 12 months



$1.9
$1.3
-33%
Q1'22
Q1'23

- Continued shift to asset-lite strategy to generate fee and "fee-like" revenues
- Average portfolio loan characteristics[1]:
  - Duration: 1.9 years
  - DTI: 20%
  - FICO score: 737
  - Borrower income: $106k
- Proportion of consumer loans with 750+ FICO score has increased from 27% to 34% over the last 12 months
- Proportion of consumer loans with borrower income >$100k has increased from 37% to 42% over the last 12 months

1. At time of origination

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

17

6.0 MANAGEMENT OUTLOOK

Management Outlook

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Metrics	Prior Guidance – FY 2023		Revised Outlook – FY 2023
Assets	-	↓	Flat to some decline
Loans ex PPP[1]	Low-mid single digits growth	↓	Flat to some decline
Deposits	Flattish with focus on reducing high-cost deposits	✓	
NIM ex PPP[1]	2.85-3.05%	✓	Expanding margin throughout the year
Core non-interest expense	8-10% growth[2]	✓	5-7% growth[2]
Tax rate	22-24%	✓	
Core EPS ex PPP[1]	$6.00-6.25	✓	~$6.00
Core ROCE[1]	15.0%+	✓	
CET1 ratio	9.5%	↑	11.0-11.5%
Tangible book value[1]	$45.00+	✓	
Buyback	1.9 million shares+	II	~0.5 million shares remaining

1. Non-GAAP measure, refer to appendix for reconciliation
2. Prior guidance provided was excluding BMTX expenses. Revised outlook provided is including BMTX expenses

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

18

QUESTIONS AND ANSWERS

ANALYST COVERAGE

B. Riley Financial, Inc.
Hal Goetsch

D.A. Davidson Companies
Peter Winter

Hovde Group
David Bishop

Jefferies Group LLC
Casey Haire

Keefe, Bruyette & Woods Inc.
Michael Perito

Maxim Group Inc.
Michael Diana

Piper Sandler Companies
Frank Schiraldi

Stephens Inc.
Matt Breese

Wedbush Securities Inc.
David Chiaverini

APPENDIX

22 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Selected 2022 Proxy Peers • Associated • Atlantic Union • BankUnited • Commerce • FB Financial • First Financial (OH) • First Merchants • F.N.B. • Fulton • Independent • Northwest • Old National • Pinnacle • Sandy Spring • United Community • WesBanco • WSFS Note: Excludes the following banks – Ameris, Axos, Community Bank System, Eastern, First Busey, Provident, Silvergate, Towne, United

70% of Our Loan Book is in Low-to-No-Credit Risk Verticals

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Low-to-No Credit Risk Loan Portfolio
Q1'23, $ billions



$3.6
$2.2
$1.4
$0.7
$2.2
Fund Finance²
Multifamily
Loans to Mortgage Companies
Equipment Finance
Other³

~70% of loan book[1] is in low-to-no risk credit risk verticals

Fund Finance[2]
- No experienced delinquencies or losses since inception in 2015
- Asset-based structure provides solid credit enhancement

Multifamily
- Only $3.7 million in losses since inception in 2010
- All loans originated with LTV of <75%. Average DSCR of ~1.47

Loans to Mortgage companies
- Only $4.5 million in losses since inception in 2010
- "Agency" product continues to comprise a majority of the portfolio (~90%)

Equipment Finance
- Only $100k in losses since inception in 2015
- Target markets that are less susceptible to economic stress

1. Loans ex PPP – HFI
2. Includes capital call lines and lender finance
3. Includes mortgages, real estate specialty finance, tech & venture, FIG, healthcare and SBA government guaranteed

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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24 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. 18% 47% 34% 1% FICO Score1 660-679 680-699 700-749 750+ 21% 33%24% 12% 6% 3% 0-9.99% 10 – 19.99% 20 – 29.99% 30 – 39.99% 40 – 49.99% > 50% Unknown Geog raphy1 Profession1 Deb t to Income Ratio1 Borrower Income1 15% 43% 42% <$50K $50K -$100K >$100K 21% 12% 19% 26% 22% West Southwest Midwest Southeast Northeast Consumer Installment Loans – Portfolio Credit Metrics Purp ose1 69% 18% 8% 4% Personal Loan Specialty Home Improvement Student Loan 94% 4% 2% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~737 Average DTI 1~20% Average Borrower Income ~$106k Weighted average life of ~1.9 years Note: Data as of 03/31/2023. Includes consumer installment HFS loans 1. At time of origination

25 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Additional Liquidity Detail (1) Includes CLOs Liquidity Sources ($000's) 1Q 23 4Q 22 3Q 22 2Q 22 1Q 22 YOY Change Cash and Cash Equivalents $2,046,685 $455,807 $404,465 $245,178 $274,600 $1,772,086 FHLB Available Borrowing Capacity $860,578 $2,265,499 $2,999,524 $2,924,637 $3,213,767 ($2,353,189) FRB Available Borrowing Capacity $6,516,922 $2,510,189 $2,557,704 $244,802 $214,908 $6,302,015 Investments (MV AFS + HTM) US Gov't & Agency Debt $0 $0 $0 $0 $0 $0 Agency & Non-Agency MBS & CMO $1,858,846 $1,811,633 $1,844,043 $1,900,917 $2,194,349 ($335,503) Municipals $0 $0 $7,351 $7,737 $7,950 ($7,950) Corporates $586,795 $595,253 $532,655 $546,336 $593,749 ($6,955) ABS (1) $1,324,912 $1,394,388 $1,421,075 $1,160,160 $1,347,981 ($23,068) Other AFS $26,710 $26,485 $24,864 $24,771 $25,824 $886 Less: Pledged Securities HTM & AFS ($2,019,311) ($16,749) ($17,464) ($19,325) ($16,972) ($2,002,339) Net Unpledged Securities $1,777,952 $3,811,010 $3,812,525 $3,620,596 $4,152,881 ($2,374,929) $11,202,137 $9,042,505 $9,774,219 $7,035,212 $7,856,156 $3,345,981

26 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Note: 1. Utilized Moody’s March 2023 baseline and adverse forecast scenario with qualitative adjustments for Q1’23 provision 2. Excludes loans to mortgage companies reported at fair value, loans held for sale and PPP loans 3. Non-GAAP measure, refer to appendix for reconciliation Allowance for Credit Losses for Loans and Leases March 31, 2023 ($ in thousands) Amortized Cost2 Allowance for Credit Losses1 Lifetime Loss Rate1 Loans and Leases Receivable: Commercial: Commercial and Industrial $ 6,814,864 $ 20,050 0.29 % Multifamily 2,195,211 15,084 0.69 % Commercial Real Estate Owner Occupied 895,314 8,472 0.95 % Commercial Real Estate Non-Owner Occupied 1,245,248 11,032 0.89 % Construction 188,123 2,336 1.24 % Total Commercial Loans and Leases Receivable $ 11,338,760 $ 56,974 0.50 % Consumer: Residential Real Estate $ 494,815 $ 6,853 1.38 % Manufacturing Housing 43,272 4,339 10.03 % Installment 1,268,505 62,115 4.90 % Total Consumer Loans Receivable $ 1,806,592 $ 73,307 4.06 % Total Loans and Leases $ 13,145,352 $ 130,281 0.99%3

27 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

28 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Earnings, Excluding PPP - Customers Bancorp ($ in thousands, not including per share amounts) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 USD Per Share USD Per Share USD Per Share USD Per Share USD Per Share GAAP net income available to shareholders $ 50,265 $ 1.55 $ 25,623 $ 0.77 $ 61,364 $ 1.85 $ 56,519 $ 1.68 $ 74,896 $ 2.18 Less: PPP net income (loss) (after tax) 9,606 0.30 (5,956) (0.18) 5,846 0.18 13,066 0.39 24,713 0.72 GAAP net income to common shareholders, excluding PPP 40,659 1.26 31,579 0.95 55,518 1.67 43,453 1.29 50,183 1.46 Reconciling items (after tax): Severance expense 637 0.02 — — 1,058 0.03 — — — — Impairments on fixed assets and leases 86 0.00 — — 126 0.00 705 0.02 220 0.01 Loss on sale of consumer installment loans — — — — 18,221 0.55 — — — — (Gains) losses on investment securities (49) — 13,543 0.41 1,859 0.06 2,494 0.07 1,030 0.03 Derivative credit valuation adjustment 204 0.01 202 0.01 (358) (0.01) (351) (0.01) (736) (0.02) Core earnings $ 41,537 $ 1.28 $ 45,324 $ 1.37 $ 76,424 $ 2.30 $ 46,301 $ 1.38 $ 50,697 $ 1.48

29 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Core Return on Average Assets, excluding PPP - Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP net income $ 53,721 $ 28,711 $ 63,912 $ 58,650 $ 76,761 Less: PPP net income (loss) (after tax) 9,606 (5,956) 5,846 13,066 24,713 Net income, excluding PPP 44,115 34,667 58,066 45,584 52,048 Reconciling items (after tax): Severance expense 637 — 1,058 — — Impairments on fixed assets and leases 86 — 126 705 220 Loss on sale of consumer installment loans — — 18,221 — — (Gains) losses on investment securities (49) 13,543 1,859 2,494 1,030 Derivative credit valuation adjustment 204 202 (358) (351) (736) Core net income, excluding PPP $ 44,993 $ 48,412 $ 78,972 $ 48,432 $ 52,562 Average total assets $ 21,052,920 $ 20,717,362 $ 20,514,366 $ 20,056,020 $ 19,129,330 Core return on average assets, excluding PPP 0.87% 0.93% 1.53% 0.97% 1.11 % Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

30 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre-Provision, excluding PPP - Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP net income $ 53,721 $ 28,711 $ 63,912 $ 58,650 $ 76,761 Less: PPP net income (loss) (after tax) 9,606 (5,956) 5,846 13,066 24,713 Net income, excluding PPP $ 44,115 $ 34,667 $ 58,066 $ 45,584 $ 52,048 Reconciling items: Income tax expense 14,563 7,136 17,899 18,896 19,332 Provision (benefit) for credit losses 19,603 28,216 (7,994) 23,847 15,997 Unfunded provision 280 153 254 608 (109) Severance expense 809 — 1,363 — — Impairments on fixed assets and leases 109 — 162 914 286 Loss on sale of consumer installment loans — — 23,465 — — (Gains) losses on investment securities (62) 16,909 2,394 3,232 1,339 Derivative credit valuation adjustment 259 252 (461) (455) (957) Adjusted net income - pre-tax pre-provision, excluding PPP $ 79,676 $ 87,333 $ 95,148 $ 92,626 $ 87,936 Average total assets $ 21,052,920 $ 20,717,362 $ 20,514,366 $ 20,056,020 $ 19,129,330 Adjusted ROAA - pre-tax pre-provision, excluding PPP 1.53% 1.67% 1.84% 1.85% 1.86 % Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

31 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Core Return on Average Common Equity – Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP net income to common shareholders $ 50,265 $ 25,623 $ 61,364 $ 56,519 $ 74,896 Reconciling items (after tax): Severance expense 637 — 1,058 — — Impairments on fixed assets and leases 86 — 126 705 220 Loss on sale of consumer installment loans — — 18,221 — — (Gains) losses on investment securities (49) 13,543 1,859 2,494 1,030 Derivative credit valuation adjustment 204 202 (358) (351) (736) Core earnings $ 51,143 $ 39,368 $ 82,270 $ 59,367 $ 75,410 Average total common shareholders' equity $ 1,273,780 $ 1,263,190 $ 1,259,711 $ 1,244,819 $ 1,252,022 Core return on average common equity 16.28% 12.36% 25.91% 19.13% 24.43 % Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Annualized Net Charge-Offs
($ in thousands, expect percentages)

	Q1 2023			Q4 2022			Q3 2022			Q2 2022			Q1 2021		
	Average balance	Net charge-offs/(recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs /(recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans	Average balance	Net charge-offs/ (recoveries)	Annualized net charge-off to average loans
Total Commercial Loans and Leases Receivable	$13,207,069	$ 4,047	0.12%	$13,308,551	$ 13,920	0.41%	$13,202,090	$ 7,402	0.22%	$12,493,335	$ 1,588	0.05%	$ 11,446,429	$ (524)	-0.02%
One-time related PPP charge-off					(11,044)	0.00%									
Adjusted Total Commercial Loans and Leases Receivable	$13,207,069	$ 4,047	**0.12%**	13,308,551	2,876	**0.08%**	13,202,090	7,402	**0.22%**	12,493,335	1,588	**0.05%**	11,446,429	(524)	**-0.02%**
Total Consumer Loans Receivable	2,270,904	14,604	2.61%	2,079,452	13,244	2.53%	2,451,893	11,096	1.80%	2,425,163	11,893	1.97%	2,210,562	7,750	1.42%
One-time overdrawn charge-off		(712)									(2,162)				
Adjusted Total Consumer Loans and Leases Receivable	2,270,904	13,892	**2.48%**	2,079,452	13,244	**2.53%**	2,451,893	11,096	**1.80%**	2,425,163	9,731	**1.61%**	2,210,562	7,750	**1.42%**
Total loans and Leases	15,477,973	18.651	0.49%	15,388,003	27,164	0.70%	15,653,983	18,498	0.47%	14,918,498	13,481	0.36%	$ 13,656,991	$ 7,226	**0.21%**
Adjusted Total Loans and Leases	$15,477,973	17,939	**0.47%**	$ 15,388,003	$ 16,120	**0.42%**	$15,653,983	$ 18,498	**0.47%**	$ 14,918,498	$ 11,319	**0.30%**	$ 13,656,991	$ 7,226	**0.21%**

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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33 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core non-interest expense- Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP non-interest expense $ 80,133 $ 78,419 $ 76,198 $ 76,205 $ 73,807 Severance expense (809) — (1,363) — — Impairments on fixed assets and leases (109) — (162) (914) (286) Core non-interest expense $ 79,215 $ 78,419 $ 74,673 $ 75,291 $ 73,521

34 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Book Value per Common Share - Customers Bancorp ($ in thousands, except per share data) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP - Total shareholders' equity $ 1,421,020 $ 1,402,961 $ 1,386,931 $ 1,353,390 $ 1,377,406 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,678) Tangible common equity $ 1,279,597 $ 1,261,538 $ 1,245,508 $ 1,211,967 $ 1,235,934 Common shares outstanding 31,239,750 32,373,697 32,475,502 32,449,486 32,957,847 Tangible book value per common share $ 40.96 $ 38.97 $ 38.35 $ 37.35 $ 37.50

35 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets, Excluding PPP - Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 GAAP - Total shareholders' equity $ 1,421,020 $ 1,402,961 $ 1,386,931 $ 1,353,390 $ 1,377,406 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (137,794) Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,678) Tangible common equity $ 1,279,597 $ 1,261,538 $ 1,245,508 $ 1,211,967 $ 1,235,934 GAAP total assets $ 21,751,614 $ 20,896,112 $ 20,367,621 $ 20,251,996 $ 19,163,708 Reconciling items: Goodwill and other intangibles (3,629) (3,629) (3,629) (3,629) (3,678) PPP Loans (246,258) (998,153) (1,154,632) (1,570,160) (2,195,902) Tangible assets, excluding PPP $ 21,501,727 $ 19,894,330 $ 19,209,360 $ 18,678,207 $ 16,964,128 Tangible common equity to tangible assets, excluding PPP 5.95% 6.34% 6.48% 6.49% 7.29%

36 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Total loans and leases, excluding PPP (Core loans) – Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Total loans and leases $ 15,063,034 $ 15,794,671 $ 15,336,688 $ 15,664,353 $ 14,073,518 PPP loans (246,258) (998,153) (1,154,632) (1,570,160) (2,195,902) Loans and leases, excluding PPP $ 14,816,776 $ 14,796,518 $ 14,182,056 $ 14,094,193 $ 11,877,616

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

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Interest earning assets, excluding PPP - Customers Bancorp

($ in thousands)

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Interest earning deposits	$ 1,969,434	$ 397,781	$ 362,945	$ 178,475	$ 219,085
Investment securities, at FV	2,926,969	2,987,500	2,943,694	3,144,882	4,169,853
Investment securities held to maturity	870,294	840,259	886,294	495,039	—
Total Investment	$ 5,766,697	$ 4,225,540	$ 4,192,933	$ 3,818,396	$ 4,388,938
Total loan and lease receivable	$ 15,063,034	$ 15,794,671	$ 15,336,688	$ 15,664,353	$ 14,073,518
PPP loans	(246,258)	(998,153)	(1,154,632)	(1,570,160)	(2,195,902)
Total loan and lease receivable, exculding PPP	$ 14,816,776	$ 14,796,518	$ 14,182,056	$ 14,094,193	$ 11,877,616
Total interest earning assets, excluding PPP	$ 20,583,473	$ 19,022,058	$ 18,374,989	$ 17,912,589	$ 16,266,554

Core Loans (Total loans and leases, excluding PPP and Consumer HFS) – Customers Bancorp

($ in thousands)

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Total loans and leases	$ 15,063,034	$ 15,794,671	$ 15,336,688	$ 15,664,353	$ 14,073,518
PPP loans	(246,258)	(998,153)	(1,154,632)	(1,570,160)	(2,195,902)
Consumer HFS	(404,006)	(324,233)	(1,116)	(2,459)	(3,003)
Core Loans (Loans and leases, excluding PPP and consumer HFS)	$ 14,412,770	$ 14,472,285	$ 14,180,940	$ 14,091,734	$ 11,874,613

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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38 © 2023 C U STO M ERS BA N C O RP, IN C . / A LL RIG H TS RESERV ED Let’s take on tomorrow. Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases held for investment, excluding PPP – Customers Bancorp ($ in thousands) Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Loans and leases receivable $ 13,391,610 $ 14,143,047 $ 13,762,374 $ 13,783,155 $ 12,314,757 PPP loans (246,258) (998,153) (1,154,632) (1,570,160) (2,195,902) Loans and leases held for investment, excluding PPP $ 13,145,352 $ 13,144,894 $ 12,607,742 $ 12,212,995 $ 10,118,855 Allowance for credit losses on loans and leases $ 130,281 $ 130,924 $ 130,197 $ 156,530 $ 145,847 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 0.99% 1.00% 1.03% 1.28% 1.44%

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

customers bancorp

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Net Interest Margin, Tax Equivalent, Excluding PPP - Customers Bancorp
($ in thousands)

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
GAAP net interest income	$ 149,899	$ 135,137	$ 159,032	$ 164,852	$ 164,699
PPP net interest income	(14,106)	2,791	(9,632)	(18,946)	(34,615)
Tax-equivalent adjustment	375	342	334	270	239
Net interest income, tax equivalent, excluding PPP	$ 136,168	$ 138,270	$ 149,734	$ 146,176	$ 130,323
GAAP average total interest earning assets	$ 20,514,677	$ 20,211,028	$ 20,021,455	$ 19,525,936	$ 18,572,308
Average PPP loans	(889,235)	(1,065,919)	(1,349,403)	(1,863,429)	(2,641,318)
Adjusted average total interest earning assets	$ 19,625,442	$ 19,145,109	$ 18,672,052	$ 17,662,507	$ 15,930,990
Net interest margin, tax equivalent, excluding PPP	2.80 %	2.87 %	3.18 %	3.32 %	3.32 %

Loan Yield, excluding PPP – Customers Bancorp
($ in thousands)

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Interest income on loans and leases	$ 255,913	$ 218,740	$ 200,457	$ 168,941	$ 157,175
Interest on PPP loans	(23,551)	(7,249)	(14,666)	(20,572)	(36,894)
Interest on loans and leases, excluding PPP	$ 232,362	$ 211,491	$ 185,791	$ 148,369	$ 120,281
Average loans and leases	$ 15,477,973	$ 15,388,003	$ 15,653,983	$ 14,918,498	$ 13,656,991
Average PPP loans	(889,235)	(1,065,919)	(1,349,403)	(1,863,429)	(2,641,318)
Adjusted average total interest earning assets	$ 14,588,738	$ 14,322,084	$ 14,304,580	$ 13,055,069	$ 11,015,673
Loan yield, excluding PPP	6.46 %	5.82 %	5.15 %	4.56 %	4.43 %

©2023 CUSTOMERS BANCORP, INC. / ALL RIGHTS RESERVED

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